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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               November 15, 1996
                 ----------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                               EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


       Tennessee                                              34-O-23290                               62-1550848
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   (State or Other Jurisdiction                          (Commission File No.)                       (I.R.S. Employer
        of Incorporation)                                                                            Identification No.)


                                4735 Spottswood
                                   Suite 102
                           Memphis, Tennessee 38117
                 ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (901) 761-9651
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              (Registrant's Telephone Number, Including Area Code)




                                      N/A
                 ----------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.          OTHER EVENTS

         Effective November 15, 1996, Equity Inns, Inc. (the "Company") and
Equity Inns Partnership, L.P. (the "Partnership") for which a wholly-owned subsidiary of the Company serves as sole general partner, entered into agreements with Interstate Hotels Corporation ("Interstate Corp.") and certain of Interstate's affiliates providing for, among other things:

         (i)     the assumption by Crossroads/Memphis Partnership, L.P., ("New
         Lessee"), for which a wholly- owned subsidiary of Interstate Corp.
         serves as sole general partner, as lessee, of all existing lease agreements for hotels owned by the Partnership (the "Percentage
         Leases");

         (ii) the amendment and restatement of all existing leases for the Partnership's hotels;

         (iii)   the guaranty by Interstate Corp. and its parent, Interstate
         Hotels Company ("Interstate Co."), of all of the New Lessees' obligations under the Percentage Leases with the Partnership and all future leases between the Partnership and affiliates of Interstate
         Corp. (collectively, the "Lease Guaranties");

         (iv) a right of first offer, subject to certain exceptions, for Crossroads Future Company, L.L.C., a wholly-owned subsidiary of Interstate Corp. (the "Future Lessee") to lease hotels acquired or developed by the Partnership prior to November 15, 2001; and

         (v) certain options and rights of first offer for the Partnership to acquire certain midscale, upper economy, economy and budget hotels developed or acquired by Interstate Corp. or its affiliates prior to November 2001.

         The agreements are summarized below:

CONTRIBUTION OF ASSETS OF LESSEE TO CROSSROADS/MEMPHIS

         Effective November 15, 1996, Trust Leasing, Inc. (the "Lessee"), the lessee of the 47 hotels owned at such date by the Partnership pursuant to a Contribution Agreement dated October 4, 1996 (the "Contribution Agreement") by and among the Lessee, Trust Management, Inc. ("Trust Management"),
Crossroads/Memphis Company, L.L.C. and Crossroads/Memphis Partnership, L.P.
(the "New Lessee"), transferred and assigned its assets, including all leases between the Lessee and the Partnership, to the New Lessee in exchange for units of limited partnership interest in the New Lessee. The sole general partner of the New Lessee is a wholly-owned subsidiary of Interstate.

         The 1,957,684 partnership units of the New Lessee received by the Lessee and an affiliated entity, Trust Management, in exchange for the contribution of their assets to the New Lessee are redeemable and exchangeable, on a one-for-one basis, for shares of Common Stock of Interstate Co. The
Lessee and Trust Management must redeem and exchange their partnership units in the New Lessee for shares of Interstate Co.'s common stock prior to November
15, 2006.

         Both the Lessee and Trust Management are wholly owned by Phillip H.
McNeill, Sr., the Chairman and Chief Executive Officer of the Company.

AMENDED HOTEL LEASES

         Effective November 15, 1996, each of the existing Percentage Leases was amended and restated in a Consolidated Lease Amendment between the Partnership and the New Lessee (the "Consolidated Lease Amendment"). The principal amendments were as follows: (i) the term of each Percentage Lease was increased to 15 years from the date of closing, with rent for the final five years of the term to be re-negotiated after ten years, and, if the parties cannot agree to new rent terms, the new rent terms will be determined by arbitration; (ii) the non-compete provision precluding the lessee or its affiliates from owning, leasing, operating, managing or franchising any hotel or motel within a 20-mile radius of any hotel in which the Partnership or an affiliate of the Partnership has an interest, was deleted; (iii) events of default shall include, among others, (a) the failure of the New Lessee to make
Base Rent or Percentage Rent payments when due and payable and continuing for a 10-day period after receipt of notice from the Partnership, as compared to the previous 90-day period for non-payment of Percentage Rent and (b) occurrence of a breach of any representation or


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warranty under the Lease Guaranties; (iv) the New Lessee shall be required, not later than 30 days prior to the commencement of each lease year, to prepare and submit to the Partnership for its approval a capital budget; (v) prohibitions on payment of fees to any affiliate of the lessee were deleted; (vi) the Partnership has the right to approve any manager of its hotels that is not an affiliate of the New Lessee; (vii) the New Lessee will have an extended period
(up to 30 days) to cure defaults under the franchise agreements; (viii) certain amendments were made in the casualty restoration and condemnation provisions;
(ix) the respective obligations of the parties relating to franchise agreements, capital expenditures and repairs and maintenance were amended; (x) the Partnership has the right to terminate the lease (a) upon a sale of the property, provided that the Partnership either (1) offers the New Lessee a substitute lease or leases creating for the New Lessee a leasehold estate having substantially the same fair market value as the Percentage Lease for the property being sold or (2) pays the New Lessee a termination payment equal to the net present value of the property's cash flow to the New Lessee, and (b) in the event that the Company terminates its REIT status and the Partnership makes the applicable lease termination payment; and (xi) the lessee has a right of first offer to acquire hotels subject to the Percentage Leases.

         Future leases between the Partnership and the Future Lessee will contain provisions substantially similar to the Consolidated Lease Amendment.

         The Consolidated Lease Amendment is set forth in Exhibit 10.1 hereto.

LEASE GUARANTIES

         In connection with the execution of the Consolidated Lease Amendment between the Partnership and the New Lessee on November 15, 1996, Interstate Co.
and Interstate Corp. each executed a Lease Guaranty guaranteeing the prompt and full payment of rent and all other amounts due to the Partnership and the prompt and complete performance of all obligations owed by the New Lessee to the Partnership under the Consolidated Lease Amendment. Interstate Co.'s and
Interstate Corp.'s obligations under the Lease Guaranties shall survive the expiration or early termination of the Consolidated Lease Amendment until (a) payment in full of the New Lessee's indebtedness to the Partnership and (b) performance of all of the New Lessee's obligations thereunder. Interstate
Co.'s and Interstate Corp.'s obligations under the Lease Guaranties are subordinate to Interstate Co.'s and Interstate Corp.'s obligations under certain loan agreements of Interstate Co.

         The Lease Guaranties are set forth in Exhibits 10.2 and 10.3 hereto.

MASTER AGREEMENT

         A.      FUTURE LESSEE RIGHT OF FIRST OFFER

         Pursuant to a Master Agreement dated as of November 4, 1996 (the
"Master Agreement") among the Company, the Partnership, Interstate Corp., the
New Lessee and the Future Lessee, the Company and the Partnership granted to the Future Lessee a right of first offer (the "Future Lessee Right of First
Offer") to lease hotels acquired or developed by the Partnership or the Company prior to November 15, 2001 (the "Term"), subject to certain exceptions described below.

         During the Term, the Partnership and any affiliates must deliver to the Future Lessee a notice (a) specifying the proposed rent terms upon which the Partnership would be willing to lease a proposed acquisition or development hotel to the Future Lessee and (b) providing certain additional items of information to the Future Lessee. For any single acquisition or development hotel or for any portfolio of up to four such hotels, the Future Lessee shall have 21 days following receipt of the notice to agree to the Partnership's proposed terms or propose alternative rent terms and reach an agreement with the Partnership as to such terms and execute a percentage lease agreement incorporating such terms. In the event the Future Lessee does not agree within 21 days to lease the particular hotel(s) pursuant to the rent terms set forth in the notice, the Partnership may lease the hotel(s) to a non-affiliated lessee (an "Alternative Lessee"); provided, however, that the terms of such lease are no more favorable to the Alternative Lessee than the terms rejected by the Future Lessee. For any portfolio of five or more acquisition or development hotels, the Future Lessee shall have 25 days following receipt of the notice to agree to the Partnership's proposed terms, execute leases incorporating such terms. If the Partnership does not enter into a lease with an Alternative Lessee for any acquisition or development hotel or any hotel portfolio within 60 days, the Partnership must send a second notice to the Future Lessee setting forth proposed rent terms of the proposed lease for such hotel or hotel portfolio. The Future Lessee will then have 21 or 25 days, as applicable,





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to elect to lease the hotel or hotel portfolio from the Partnership upon the terms set forth in the second notice.

         The Future Lessee Right of First Offer does not apply to (i) hotels acquired or developed by the Partnership where the seller requires, as a condition of sale, that the seller or an affiliate of the seller be the lessee or manager of the hotel following acquisition by the Partnership, (ii) any acquisition hotel which is subject to a hotel lease which cannot be terminated without the payment of liquidated damages or other financial penalties and the Future Lessee does not agree to pay such damages, and (iii) any hotels currently subject to the Company's agreements with Promus Hotels, Inc.

         The Partnership may terminate the Future Lessee Right of First Offer upon termination of the Company's status as a real estate investment trust (a
"REIT") for federal income tax purposes and subject to the satisfaction of termination obligations under the Percentage Leases. The Partnership may also terminate the Future Lessee Right of First Offer: (i) upon the occurrence under a lease of an event of default by the New Lessee or the Future Lessee; (ii) in the event of a default under the Master Agreement; or (iii) in the event of a default under the Lease Guaranties.

         Interstate and IHC have agreed to guarantee all future leases between the Company and affiliates of Interstate.

         B.      DEVELOPMENT OPTION IN FAVOR OF THE PARTNERSHIP

         During the Term, IHC has granted to the Partnership a development option (the "Development Option") to purchase certain brand name midscale, upper economy, economy and budget hotels which IHC plans to develop (the "IHC
Development Hotels") and which IHC notifies the Partnership prior to commencement of construction that IHC plans to sell after completion of construction for a purchase price equal to the greater of 105% of IHC's budgeted development costs or such budgeted development costs plus cost overruns, with the right to terminate in the event of overruns.

         IHC must deliver to the Partnership a notice specifying the proposed development cost budget for each such IHC Development Hotel and providing certain additional items of information to the Partnership. Within 21 days following receipt of the notice, the Partnership may exercise its Development
Option to purchase such hotel, and the Future Lessee shall have the right to lease any IHC Development Hotel sold to the Partnership pursuant to its exercise of the Development Option. The Future Lessee shall have 15 days following receipt of the Partnership's proposed rent terms to (i) agree to the Partnership's proposed terms and execute a Percentage Lease thereto or (ii) propose alternative rental terms, reach an agreement with the Partnership as to such terms and execute a Percentage Lease incorporating such terms. In the event that (a) the Partnership does not provide notice of its intent to exercise its Development Option within 21 days or (b) the Partnership and the Future Lessee do not agree within 21 days to rent terms for the particular hotel, the Partnership shall have waived its rights under the Development
Option and IHC may retain or sell the hotel in its sole discretion.

         In the event IHC's actual development costs exceed budgeted development costs for any such IHC Development Hotel, the Partnership shall have the right to purchase such hotel for a purchase price equal to (x) 105% of the budgeted development costs plus (y) the amount by which the actual costs exceed the budgeted costs of such hotel, with the parties to renegotiate in good faith the rent terms for such hotel to reflect the increased purchase price. If the Partnership does not elect to so purchase the hotel, then IHC shall have the right to sell such hotel to the Partnership for a purchase price equal to 105% of its budgeted development costs. In the event that, during the Term, IHC has not offered to the Partnership at least five IHC Development
Hotels, the term of the Development Option shall be extended until such time as IHC has offered five IHC Development Hotels to the Partnership in accordance with the Development Option.



         C.      PARTNERSHIP RIGHT OF FIRST OFFER

         During the Term, IHC has granted the Partnership a right of first offer (the "Partnership Right of First Offer") to acquire midscale, upper economy, economy and budget hotels which IHC or any affiliate of IHC owned at November 15, 1996 or acquires or develops during the Term (the "IHC First Offer
Hotels").

         Prior to offering an IHC First Offer Hotel for sale, IHC shall deliver to the Partnership a notice of its intent to sell such hotel and stating IHC's proposed cash purchase price. Within 21 days following receipt of the notice, the Partnership may elect to purchase the IHC First Offer Hotel for IHC's proposed purchase price by delivering a notice to IHC of its intent to purchase such hotel, and Future Lessee shall have the right to lease any IHC First
Option Hotel





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sold to the Partnership pursuant to its exercise of the Partnership Right of
First Offer. The Future Lessee shall have 15 days following receipt of the Partnership's proposed rent terms to agree to the Partnership's proposed terms and execute a Percentage Lease thereto or propose alternative rental terms, reach an agreement with the Partnership as to such terms and execute a Percentage Lease incorporating such terms. In the event that (a) the Partnership does not provide notice of its intent to exercise its Partnership
Right of First Offer within 21 days or (b) the Partnership and the Future
Lessee do not agree within 21 days to rent terms for the particular hotel, (x) the Partnership shall have waived its rights under the Partnership Right of First Offer, and (y) IHC may sell such IHC First Offer Hotel at any time within 195 days from the date of its notice of sale to the Partnership, for a purchase price equal to or greater than 95% of the price listed in such notice. In the event that IHC desires to sell such IHC First Offer Hotel for a price less than 95% of the price listed in such notice, IHC must again comply with its notice requirements to the Partnership prior to marketing or soliciting for sale such hotel.

         The Master Agreement and the First Amendment to Master Agreement are set forth in Exhibits 10.4 and 10.5 hereto.

(c)      Exhibits

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
         10.1    Consolidated Lease Amendment dated as of November 15, 1996 between Equity Inns Partnership, L.P. and
                 Crossroads/Memphis Partnership, L.P.

         10.2    Guaranty of Leases dated November 15, 1996 by Interstate Hotels Company

         10.3    Guaranty of Leases dated November 15, 1996 by Interstate Hotels Corporation

         10.4    Master Agreement dated as of November 4, 1996 among Equity Inns, Inc., Equity Inns Partnership, L.P.,
                 Interstate Hotels Corporation, Crossroads/Memphis Partnership, L.P. and Crossroads Future Company,
                 L.L.C.

         10.5    First Amendment to Master Agreement dated as of November 15, 1996 among Equity Inns, Inc., Equity Inns
                 Partnership, L.P., Interstate Hotels Corporation, Crossroads/Memphis Partnership, L.P. and Crossroads
                 Future Company, L.L.C.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EQUITY INNS, INC.



December 13, 1996                           /s/ Howard A. Silver
                                            -----------------------------
                                            Howard A. Silver
                                            Vice President of Finance,
                                            Secretary, Treasurer and
                                            Chief Financial Officer





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                                 EXHIBIT INDEX

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
         EXHIBIT
         NUMBER                                    DESCRIPTION
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
         10.1             Consolidated Lease Amendment dated as of November 15, 1996 between Equity Inns Partnership,
                          L.P. and Crossroads/Memphis Partnership, L.P.

         10.2             Guaranty of Leases dated November 15, 1996 by Interstate Hotels Company

         10.3             Guaranty of Leases dated November 15, 1996 by Interstate Hotels Corporation

         10.4             Master Agreement dated as of November 4, 1996 among Equity Inns, Inc., Equity Inns Partnership,
                          L.P., Interstate Hotels Corporation, Crossroads/Memphis Partnership, L.P. and Crossroads Future
                          Company, L.L.C.

         10.5             First Amendment to Master Agreement dated as of November 15, 1996 among Equity Inns, Inc.,
                          Equity Inns Partnership, L.P., Interstate Hotels Corporation, Crossroads/Memphis Partnership,
                          L.P. and Crossroads Future Company, L.L.C.




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